EXHIBIT 10.4

                          SPECIALTY RETAIL GROUP, INC.
                               1720 Post Road East
                           Westport, Connecticut 06880


                                January 24, 1997

Mr. Steven E. Glass
1720 Post Road East
Westport, Connecticut 06880

Dear Steven:

            This will confirm our agreement that effective immediately, all of the options to purchase Common Stock of Specialty Retail Group, Inc. granted pursuant to your employment agreement dated April 1, 1996 and your prior consulting agreement held by you are terminated and with no further force and effect.

            Kindly indicate your agreement to the foregoing by countersigning the enclosed copy of this letter.

                                    Very truly yours,

                                    SPECIALTY RETAIL GROUP, INC.


                              By:   /s/ KEVIN R. GREENE
                                    --------------------------------------------
                                    Kevin R. Greene, Authorized Signatory

ACCEPTED AND AGREED:


/s/ STEVEN E. GLASS
------------------------------
Steven E. Glass